UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2023

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market LLC

Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series A	PACWP	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on July 25, 2023, PacWest Bancorp, a Delaware corporation (“PacWest”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Banc of California, Inc., a Maryland corporation (“Banc of California”) and Cal Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Banc of California (“Merger Sub”), pursuant to which (i) Merger Sub will merge with and into PacWest, with PacWest as the surviving entity (the “First Merger”), (ii) immediately following the First Merger, Banc of California will merge with and into PacWest, with Banc of California as the surviving entity (the “Second Merger” and together with the First Merger, the “Mergers”), and (iii) promptly following the Mergers, Pacific Western Bank, a California-chartered non-member bank (“PacWest Bank”) and, as of immediately prior to the Second Merger, a wholly-owned subsidiary of PacWest, will become a member bank of the Federal Reserve System (the “FRS Membership”) and promptly following the effectiveness of the FRS Membership, Banc of California, N.A., a national banking association and a wholly-owned subsidiary of Banc of California, will merge with and into PacWest Bank, with PacWest Bank as the surviving bank (together with the Mergers, the “Proposed Transaction”).

This Current Report on Form 8-K (this “Form 8-K”) is being filed to supplement the Joint Proxy Statement/Prospectus (the “Joint Proxy Statement/Prospectus”) (i) included in Amendment No. 3 to the Registration Statement on Form S-4, File No. 333-274245 (the “Registration Statement”), filed by Banc of California with the U.S. Securities and Exchange Commission (the “SEC”) on October 19, 2023 and declared effective by the SEC on October 20, 2023, (ii) filed by Banc of California with the SEC as a prospectus on October 23, 2023, (iii) filed by PacWest with the SEC as a definitive proxy statement on Schedule 14A on October 23, 2023 and (iv) mailed by PacWest and Banc of California to their respective stockholders commencing on or about October 23, 2023. As previously disclosed in the Joint Proxy Statement/Prospectus, PacWest received four demand letters from purported stockholders challenging the Proposed Transaction and generally alleging that certain disclosures in the preliminary joint proxy statement/prospectus filed on August 28, 2023 were false, misleading, contained incomplete statements or omitted material information, and asserting claims against PacWest and the PacWest board of directors for violations of Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the date of this Form 8-K, PacWest and Banc of California have received a total of eleven such demand letters.

On November 3, 2023, a purported holder of Banc of California common stock filed a complaint in the U.S. District Court for the Southern District of California Williams v. Banc of California et. al. No. 23 cv 2039 (“Williams”), and on November 10, 2023, a purported holder of PacWest common stock filed a complaint in the U.S. District Court for the Southern District of California O’Dell v. PacWest Bancorp et. al. No. 23 cv 2089 (“O’Dell”). In addition, on November 1, 2023, a purported holder of PacWest common stock filed a complaint in California Superior Court, San Diego County Garfield v. PacWest Bancorp et. al. No. 37-2023-000477616-CU-SL-CTL (“Garfield”), which names PacWest, its directors and Banc of California as defendants. The Williams and O’Dell complaints generally allege that the Registration Statement contains material omissions in violation of Section 14(a) and Section 20(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder, and the Garfield complaint alleges breaches of fiduciary duties under Delaware corporate law and certain violations of California corporate and common law including disseminating false and misleading statements and negligent misrepresentation as well as claims against Banc of California of aiding and abetting the alleged breaches of fiduciary duties. The complaints seek various legal and equitable relief, generally including, among other things, orders (i) enjoining the defendants from proceeding with, consummating or closing the Proposed Transaction until the allegedly omitted information is disclosed, (ii) rescinding the Mergers if consummated, or awarding rescissory damages, (iii) directing the PacWest board of directors and Banc of California board of directors to file a corrected Joint Proxy Statement/Prospectus, (iv) certain declaratory judgments with respect to the claimed breaches of state corporate and common law and (v) awarding plaintiffs’ costs, including attorneys’ fees.

PacWest or Banc of California may receive additional similar demand letters or may be named in similar complaints. If such complaints are filed, absent new or different allegations that are material, PacWest and Banc of California will not necessarily announce such additional filings. PacWest and Banc of California believe that the claims asserted in the demand letters and complaints are without merit and specifically deny that any supplemental disclosure was or is required under applicable law. In addition, subsequent to the receipt of certain of the demand letters, the Joint Proxy Statement/Prospectus addressed many of the matters raised by the demand letters. However, in order to moot certain of the disclosure claims in the demand letters, to avoid nuisance, potential expense and delay, and to provide additional information to stockholders of PacWest and Banc of California, and without admitting any liability or wrongdoing, PacWest and Banc of California have determined to voluntarily supplement the Joint Proxy Statement/Prospectus with certain disclosures set forth herein. PacWest, Banc of California and the other named defendants deny that they have violated any laws or breached any duties to PacWest’s or Banc of California’s stockholders, as applicable. Nothing in this Form 8-K shall be deemed to be an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The information contained in this Form 8-K is incorporated by reference into the Joint Proxy Statement/Prospectus.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

The information set forth below supplements the Joint Proxy Statement/Prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Joint Proxy Statement/Prospectus. All page references below are to pages in the Joint Proxy Statement/Prospectus, and terms used below shall have the meanings set forth in the Joint Proxy Statement/Prospectus unless otherwise defined below.

The following disclosure amends and restates in its entirety the second paragraph on page 76 of the Joint Proxy Statement/Prospectus in the section entitled “The Transactions - Background of the Mergers and the Investments” (supplemental disclosure is bolded and underlined):

Through the months of May and June, representatives of PSC, acting at the direction of the PACW board of directors and PACW management, contacted 13 potential acquirers and business combination partners, with ten of such parties entering into confidentiality agreements and conducting preliminary due diligence, including BANC who entered into a confidentiality agreement with PACW on May 4, 2023 (the “NDA”). One of the confidentiality agreements contained a standstill provision containing customary provisions restricting acquisitions of any of PACW’s voting securities and solicitations of proxies for a twelve month term, but did not contain a “don’t ask, don’t waive” provision; none of the other confidentiality agreements contained a standstill. Of the ten parties who conducted initial due diligence, two (which did not include BANC) indicated an interest in pursuing a potential all cash transaction.

The following disclosure amends and restates in its entirety the sixth paragraph on page 76 of the Joint Proxy Statement/Prospectus in the section entitled “The Transactions - Background of the Mergers and the Investments” (supplemental disclosure is bolded and underlined):

In mid-June, Jared Wolff, Chairman, President and Chief Executive Officer of BANC, remained interested in the prospects of a transaction with PACW. Recognizing that PACW had not at that time publicly announced an alternative transaction, Mr. Wolff reached out to Mr. Taylor and PSC, at which point Mr. Wolff learned that PACW was no longer pursuing a transaction with other parties. Therefore, on June 16, 2023, Mr. Wolff communicated to Mr. Taylor that BANC was interested in resuming, and inquired as to whether PACW was amenable to resuming, discussions regarding a potential transaction, and discussed the potential benefits of the proposed transaction as previously discussed between the parties. Thereafter, on or about June 16, 2023, BANC management recommenced further due diligence on PACW. Mr. Wolff and Mr. Taylor remained in contact, discussing at a high level the possibility of a potential business combination transaction and the potential commercial and strategic benefits of a combination of their two businesses, among other things. In each of those conversations, they discussed that any potential transaction would reflect an “at market” exchange ratio.

The following disclosure amends and restates in its entirety the fifth full paragraph on page 78 of the Joint Proxy Statement/Prospectus in the section entitled “The Transactions - Background of the Mergers and the Investments” (supplemental disclosure is bolded and underlined and deletions struck through):

BANC and PACW (principally through Mr. Wolff and Mr. Taylor) then, with the assistance of their respective advisors, discussed a variety of matters with respect to the potential transaction, including, without limitation, details regarding the governance and management of the combined company. Specifically, Mr. Wolff and Mr. Taylor discussed different potential numbers of each of BANC and PACW board members on the initial combined company board of directors~~, without agreeing on specific numbers,~~ and held preliminary discussions concerning management roles for the combined company. During such discussions, BANC and PACW further discussed that combined company’s board of directors would include eight currently serving directors of the BANC board of directors and three currently serving directors of the PACW board of directors. In these discussions, Mr. Wolff and Mr. Taylor and the parties’ respective advisors also discussed the need for the two institutions to each engage in certain asset sales in order to enhance the combined company’s liquidity and capital ratios, without agreeing on specific investment securities or loan portfolios at that time. In addition, each party, with the assistance of their respective advisors, advanced their respective diligence reviews of the other party, and the Investors, with the assistance of their respective advisors, advanced their respective diligence reviews of BANC and PACW.

The following disclosure amends and restates in its entirety the third paragraph on page 79 of the Joint Proxy Statement/Prospectus in the section entitled “The Transactions - Background of the Mergers and the Investments” (supplemental disclosure is bolded and underlined):

The parties also continued their discussions around a method for measuring an “at market” fixed exchange ratio as set forth in the LOI, during which time the parties considered various methods for calculating an exchange ratio. At the direction of BANC’s management, JPM communicated to PSC a proposal that the “at market” exchange ratio be based on the volume-weighted average prices of the BANC common stock of $11.7304 and PACW common stock of $7.7054, both in the five trading days up to, and including, June 29, 2023, the date on which the LOI was executed by PACW and BANC. This was calculated to be 0.6569 shares of BANC common stock for each share of PACW common stock. PSC communicated this proposal to PACW.

The following disclosure amends and restates in its entirety the fifth paragraph on page 79 of the Joint Proxy Statement/Prospectus in the section entitled “The Transactions - Background of the Mergers and the Investments” (supplemental disclosure is bolded and underlined):

On July 14, 2023, BANC held a meeting of the BANC board of directors, attended by the entire BANC board of directors, Mr. Dotan, Mr. Rindone, Joseph Kauder, Chief Financial Officer of BANC, and representatives of JPM and Skadden, to discuss the status and timing of the proposed transaction, review such transaction and their vision for the combined company, review financial models for the proposed transaction, discuss legal structure and definitive agreements, discuss the capital raising process and legal components thereof, and receive updates on regulatory and key open issues. Regarding the vision for the combined company, Mr. Wolff discussed various compelling factors, including that the potential transaction was expected to create a premier relationship-focused business bank in California and have financially attractive run-rate earnings per share and tangible book value accretion.

The following paragraph is added immediately after the second full paragraph on page 81 of the Joint Proxy Statement/Prospectus in the section entitled “The Transactions - Background of the Mergers and the Investments” (supplemental disclosure is bolded and underlined):

On October 26, 2023, BANC announced, in accordance with the terms of the merger agreement, that (i) Bonnie G. Hill, Denis P. Kalscheur, Jonah F. Schnel and Robert D. Sznewajs would be retiring from the BANC board of directors, (ii) the following three current directors of PACW, had been appointed to serve as directors on the combined company’s board of directors: John M. Eggemeyer, III, Paul R. Burke and Susan E. Lester and (iii) Todd Schell, designated by the Warburg Investors had been appointed to serve as a director on the combined company’s board of directors, in each case, effective as of and contingent upon the merger closing.

The following disclosures amends and restates in its entirety the second paragraph appearing on page 105 of the Joint Proxy Statement/Prospectus in the section entitled “Opinion of PACW’s Financial Advisor-Net Present Value Analysis” (supplemental disclosure is bolded and underlined):

PSC also performed an analysis that estimated the net present value per share of BANC common stock, assuming BANC performed in accordance with publicly available mean analyst earnings per share estimates for BANC for the quarters ending September 30, 2023 and December 31, 2023 and the year ending December 31, 2024, as well as an estimated long-term annual earnings per share growth rate for the year ending December 31, 2025 and dividends per share for the years ending December 31, 2023 through December 31, 2025, assuming dividends of $0.20 for the second half of the year ending December 31, 2023 and $0.40 for the years ending December 31, 2024 and December 31, 2025, as provided by the senior management of BANC and its representatives. To approximate the terminal value of a share of BANC common stock at December 31, 2025, PSC applied price to 2025 earnings multiples ranging from 7.0x to 11.0x and multiples of December 31, 2025 tangible book value ranging from 90% to 150%. The terminal values were then discounted to present values using different discount rates ranging from 8.0% to 12.0%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of BANC common stock. As illustrated in the following tables, the analysis indicated an imputed range of values per share of BANC common stock of $8.70 to $14.42 when applying multiples of earnings and $12.44 to $22.07 when applying multiples of tangible book value, utilizing a tangible book value per share of $17.13 for the period ending December 31, 2025.

Cautionary Statements Regarding Forward-Looking Information

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between PacWest and Banc of California and the proposed investment by Warburg Pincus LLC and Centerbridge Partners, L.P. (collectively, the “Investors”) in equity securities of Banc of California pursuant to the investment agreements entered into between the Investors and Banc of California (the “Investment Agreements”). Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between PacWest and Banc of California and the proposed investment by the Investors, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of PacWest’s and Banc of California’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of PacWest and Banc of California. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the requisite approval of the PacWest stockholders and Banc of California stockholders within the time period provided in the Agreement and Plan of Merger, dated July 25, 2023, by and among PacWest, Banc of California and Cal Merger Sub, Inc. (the “Merger Agreement”); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the Investment Agreements; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on PacWest’s and Banc of California’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of PacWest and Banc of California; (vii) potential difficulties in retaining PacWest and Banc of California customers and employees as a result of the proposed transaction; (viii) PacWest’s and Banc of California’s estimates of its financial performance; (ix) changes in general economic conditions; (x) changes in the interest rate environment, including the recent increases in the Board of Governors of the Federal Reserve System benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect PacWest’s and Banc of California’s revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; (xi) the impacts of continuing inflation; (xii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of PacWest’s and Banc of California’s underwriting practices and the risk of fraud; (xiii) fluctuations in the demand for loans; (xiv) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund PacWest’s and Banc of California’s activities particularly in a rising or high interest rate environment; (xv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xvi) results of examinations by regulatory authorities of PacWest or Banc of California and the possibility that any such regulatory authority may, among other things, limit PacWest’s or Banc of California’s business activities, restrict PacWest’s or Banc of California’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase PacWest’s or Banc of California’s allowance for credit losses, result in write-downs of asset values, restrict PacWest’s or Banc of California’s ability or that of PacWest’s or Banc of California’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xvii) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xviii) changes in the markets in which PacWest and Banc of California compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xix) changes in consumer spending, borrowing and saving habits; (xx) slowdowns in securities trading or shifting demand for security trading products; (xxi) the impact of natural disasters or health epidemics; (xxii) legislative or regulatory changes; (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against PacWest, Banc of California or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of PacWest’s or Banc of California’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xxxi) unexpected costs, charges or expenses resulting from the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the joint proxy statement/prospectus (as defined below), and other documents filed by PacWest or Banc of California from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither PacWest nor Banc of California presently knows or that PacWest or Banc of California currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PacWest’s and Banc of California’s expectations, plans or forecasts of future events and views as of the date of this document. PacWest and Banc of California anticipate that subsequent events and developments will cause PacWest’s and Banc of California’s assessments to change. While PacWest and Banc of California may elect to update these forward-looking statements at some point in the future, PacWest and Banc of California specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing PacWest’s and Banc of California’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Neither PacWest nor Banc of California gives any assurance that either PacWest or Banc of California, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

No Offer or Solicitation

This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of PacWest, Banc of California or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This document relates to the proposed transaction between PacWest and Banc of California and the proposed investment in Banc of California by Investors. On August 28, 2023, Banc of California filed a registration statement on Form S-4 with the SEC (as amended on September 29, 2023, as further amended on October 16, 2023 and October 19, 2023, the “registration statement”) that was declared effective by the SEC on October 20, 2023. The definitive joint proxy statement/prospectus of PacWest and Banc of California (the “joint proxy statement/prospectus”) also constitutes a prospectus of Banc of California and was first mailed on or around October 23, 2023 to holders of PacWest’s common stock and Banc of California’s common stock in connection with PacWest’s and Banc of California’s solicitation of proxies for the votes by PacWest’s stockholders and Banc of California’s stockholders with respect to the proposed transaction. The definitive joint proxy statement/prospectus was mailed to PacWest’s and Banc of California’s respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the PacWest stockholder meeting and at the Banc of California stockholder meeting, as applicable.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND THE DEFINITIVE VERSIONS THEREOF, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, the definitive joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by PacWest or Banc of California through the website maintained by the SEC at www.sec.gov.

The documents filed by PacWest or Banc of California with the SEC also may be obtained free of charge at PacWest’s or Banc of California’s website at https://investors.bancofcal.com, under the heading “Financials and Filings” or www.pacwestbancorp.com, under the heading “SEC Filings” , respectively, or upon written request to PacWest, Attention: Investor Relations, 9701 Wilshire Boulevard, Suite 700, Beverly Hills, CA 90212 or Banc of California, Attention: Investor Relations, 3 MacArthur Place, Santa Ana, CA 92707, respectively.

Participants in Solicitation

PacWest and Banc of California and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from PacWest’s stockholders or Banc of California’s stockholders in connection with the proposed transaction under the rules of the SEC. PacWest’s stockholders, Banc of California’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of PacWest and Banc of California in the registration statement, as well as other documents filed by PacWest or Banc of California from time to time with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of PacWest’s or Banc of California’s stockholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive joint proxy statement/prospectus. You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by PacWest or Banc of California will also be available free of charge from PacWest or Banc of California using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: November 14, 2023	By:	/s/ Paul W. Taylor
		Name:	Paul W. Taylor
		Title:	President and Chief Executive Officer

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